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                                                                   Exhibit 10.15

                              CONVERSION AGREEMENT

December 30, 1999

RoomSystems, Inc.
390 North 3050 East
St. George, Utah  84790

Ladies and Gentlemen:

      1. Conversion. Subject to the terms and conditions set forth herein, the undersigned hereby irrevocably converts $219,153 of (i) accrued salary, (ii) accrued consulting fees and (iii) outstanding principal and accrued interest relating to transferred intellectual property, evidenced by a promissory note issued by RoomSystems, Inc ("Company") in favor of the undersigned, into 73,051 shares of Series B Convertible Preferred Stock (the "Shares") of the Company. The Shares are sometimes referred to herein as the "Securities."

      The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned understands that the Securities will not be registered or qualified under any federal or state securities laws in reliance upon exemptions therefrom. The undersigned acknowledges and agrees that in order to ensure that the offer and sale of the Securities are exempt from registration or qualification, the Company will rely on the covenants, representations and warranties which the undersigned has made in this Conversion Agreement (the "Agreement"). Accordingly, the undersigned makes the following covenants, representations and warranties for the purpose of inducing the Company to permit the undersigned to acquire the Securities for which the undersigned hereby subscribes.

      The undersigned acknowledges that the Company reserves the right to accept or reject any subscription in its sole discretion, in whole or in part.

      2. Knowledge. By executing this Agreement, the undersigned acknowledges having read, understood and agreed to each and every provision contained herein.

      3. Representations Warranties and Covenants. The undersigned hereby makes the following representations and warranties to the Company:

            3.1. The undersigned is acquiring the Securities solely for the undersigned's own account, or for one or more fiduciary accounts for which the undersigned has sole investment discretion. The undersigned is acquiring such Securities without a view to, and not for resale in connection with, a distribution of the Securities within the meaning of the Securities Act of 1933, as amended (the "Act"). The undersigned hereby covenants and agrees that the undersigned shall not sell any of the Securities in violation of the Act.


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            3.2. The undersigned understands that the Securities have not been registered under the Act or qualified under the securities laws of any states and therefore cannot be transferred, resold, pledged, hypothecated, assigned or otherwise disposed of unless such Securities are subsequently registered or qualified under the Act and under applicable state securities laws, or an exemption from registration and/or qualification is available. The undersigned will not sell or otherwise transfer the Securities without registration under the Act or pursuant to an exemption therefrom, and the undersigned understands and agrees that the Company is not obligated to register or qualify any shares of its Common Stock on its behalf or to assist the undersigned in complying with any exemption from such registration or qualification.

            3.3. If the undersigned is a corporation, partnership, trust or other entity, the undersigned represents and warrants that the signatory hereto is authorized and qualified to become a stockholder in the Company; and such entity and the undersigned signatory hereto for such stockholder further represents and warrants that such signatory has been duly authorized by the prospective stockholder to execute this Agreement.

            3.4. The undersigned further certifies and acknowledges as follows:

                  (a) The undersigned has adequate means of providing for the undersigned's current needs and possible personal or other contingencies, and the undersigned has no need for liquidity of the undersigned's investment in the Securities;

                  (b) The undersigned has a net worth sufficient to bear the economic risk of losing the undersigned's entire investment in the Securities;

                  (c) The undersigned does not have an overall commitment to non-readily marketable investments which is disproportionate to the undersigned's net worth and the investment subscribed for herein will not cause such overall commitment to become excessive.

            3.5. The address set forth below is the undersigned's true and correct residence and/or principal place of business, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.

            3.6. The undersigned acknowledges and is aware that the Securities are speculative investments which involve a high degree of risk of loss by the undersigned of his, her or its entire investment in the Company.

            3.7. It has never been guaranteed or warranted to the undersigned by the Company or by any other person, expressly or by implication, that:

                  (a) The undersigned will be required to remain an owner of Securities any approximate or exact length of time;


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                  (b) The undersigned will receive any approximate or exact
amount of return or other type of consideration, profit or loss as a result of an investment in the Securities, or

                  (c) The past performance or experience on the part of the Company, any director, officer or any affiliate thereof, will in any way indicate or predict future operating results of the Company or the overall success of the Company.

            3.8 If the undersigned is more than one person, the obligations of the undersigned shall be joint and several, and the representations and warranties herein contained shall be deemed to be made by and be binding upon such person, and ownership of the Securities subscribed for by the undersigned shall be as set forth on the signature page hereto.

            3.9 If there should be any adverse change in the representations and information set forth herein prior to the Company's acceptance or rejection of this subscription, the undersigned will immediately

            3.10 The undersigned hereby agrees that the representations and warranties set forth in this Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the undersigned, but this subscription is not voluntarily transferable or assignable by the undersigned. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada.

            3.11 The undersigned acknowledges and agrees that all representations, warranties and covenants made by the undersigned to the Company in this Agreement shall survive the issuance of his, her or its Securities. The undersigned agrees to protect, defend, indemnify and hold harmless the Company from all losses, costs, expenses (including, without limitation, reasonable attorney's fees and expenses) or liabilities for any breach of the undersigned's representations, warranties or covenants.

            3.12 The undersigned acknowledges and agrees that instruments representing the Shares issued upon exercise of the Option will bear a legend restricting transferability, in substantially the form as follows, and agrees to comply in all respects with the terms of such legend:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

      4. Acceptance. This subscription is subject to final acceptance by the Company, to be evidenced by the signature of the individual investor or the signatory on behalf an entity converting


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hereunder as set forth on Signature Pages No. 1 and No. 2 to this Agreement, respectively.

      5. Registered Name for the Shares. The certificate(s) representing the Shares should be registered in the following name(s) and denomination(s):

            Name                                Number of Shares
            ----                                ----------------

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      6.    Address of Record. The certificate(s) representing the Shares should be sent to the following address:


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                     (Rest of Page Intentionally Left Blank)


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SIGNATURE FOR INDIVIDUAL INVESTOR:
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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of __________________________.

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(Signature)


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(Print Name)

Address:   ______________________________________________

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(Social Security Number)

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(Signature of Spouse, If Applicable)

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      (Print Name of Spouse)

If Joint Ownership.  Check One:
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             ____   Husband and Wife, as Community Property
             ____   Joint Tenants with Right of Survivorship
             ____   Tenants-in-Common

ACCEPTANCE:

The subscription of the above-named investor is hereby accepted by the Company as of December 30, 1999.

"COMPANY"

By:_____________________________________
      Gregory L. Hrncir, Secretary

                [Signature Page No. 1 to Subscription Agreement]


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SIGNATURE FOR PARTNERSHIP, TRUST, LLC, CORPORATION OR OTHER ENTITY:
------------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this ____ day of _____________________.


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(Print Name of Stockholder)


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(Signature)

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(Print Name of Person Signing)

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(Title)

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(Print Type of Entity and Jurisdiction)

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(U.S. Taxpayer Identification Number)


ACCEPTANCE:

The subscription of the above-named investor is hereby accepted as of December 30, 1999.

"COMPANY"

By:__________________________________
      Gregory L. Hrncir
      Secretary

                [Signature Page No. 2 to Subscription Agreement]


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